Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Quarterly revenues were $89.5 million; GAAP earnings were $0.25 per diluted share; non-GAAP earnings were $0.22 per diluted share

Company repurchased 680 thousand shares during the quarter for $47 million

SAN JOSE, Calif.--(BUSINESS WIRE)--February 8, 2024--Power Integrations (NASDAQ: POWI) today announced financial results for the quarter and year ended December 31, 2023. Net revenues for the fourth quarter were $89.5 million, down 29 percent compared to the prior quarter and down 28 percent from the fourth quarter of 2022. GAAP net income for the fourth quarter was $14.3 million or $0.25 per diluted share compared to $0.34 per diluted share in the prior quarter and $0.40 per diluted share in the fourth quarter of 2022.

For the full year, net revenues were $444.5 million, compared to $651.1 million in the prior year. Full-year GAAP net income was $55.7 million or $0.97 per diluted share compared to $2.93 per diluted share in the prior year. Full-year cash flow from operations was $65.8 million.

In addition to its GAAP results, the company provided non-GAAP measures that for the fourth quarter of 2023 exclude stock-based compensation, amortization of acquisition-related intangible assets and the related tax effects. Non-GAAP net income for the fourth quarter of 2023 was $12.7 million or $0.22 per diluted share compared to $0.46 per diluted share in the prior quarter and $0.48 per diluted share in the fourth quarter of 2022. For the full year, non-GAAP net income was $74.5 million or $1.29 per diluted share compared to $3.29 per diluted share in the prior year. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, chairman and CEO of Power Integrations: “Fourth-quarter revenues declined as expected, and we project first-quarter sales to be about flat sequentially due to continued soft demand and elevated supply-chain inventories. However, channel inventory fell significantly in the fourth quarter, and we expect a further reduction in the first quarter. Based on lower inventories and seasonal patterns we expect sequential revenue growth beginning in the June quarter. We also expect gross margin to rise in the June quarter driven by the dollar/yen exchange rate, higher manufacturing utilization and end-market mix.”

During the fourth quarter Power Integrations repurchased 680 thousand shares of its common stock for $47.4 million. The company had $26.0 million remaining on its repurchase authorization as of December 31, 2023. Power Integrations paid a dividend of $0.20 per share on December 29, 2023, and will pay a dividend of $0.20 per share on March 29, 2024, to stockholders of record as of February 29, 2024.

Financial Outlook

The company issued the following forecast for the first quarter of 2024:

  Revenues are expected to be $90 million plus or minus $5 million.
  GAAP gross margin is expected to be approximately 51.5 percent; non-GAAP gross margin is expected to be approximately 52.5 percent. The difference between GAAP and non-GAAP gross margins is equally attributable to stock-based compensation and amortization of acquisition-related intangible assets.
  GAAP operating expenses are expected to be approximately $49 million; non-GAAP operating expenses are expected to be approximately $42.5 million. Non-GAAP operating expenses are expected to exclude about $6.5 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://registrations.events/direct/Q4I24588. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance, sequential growth beginning in the second quarter, channel inventory trends and rising gross margins over the course of the year are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 7, 2023. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
NET REVENUES	$89,507	$125,511	$124,770	$444,538	$651,138

COST OF REVENUES	43,299	59,566	57,416	215,582	284,231

GROSS PROFIT	46,208	65,945	67,354	228,956	366,907

OPERATING EXPENSES:
Research and development	23,505	24,064	23,504	96,067	93,894
Sales and marketing	15,472	16,224	15,493	64,598	62,333
General and administrative	8,282	7,945	7,465	33,232	28,897
Amortization of acquisition-related intangible assets	-	-	-	-	241
Other operating expenses, net	-	-	-	-	1,130
Total operating expenses	47,259	48,233	46,462	193,897	186,495

INCOME (LOSS) FROM OPERATIONS	(1,051)	17,712	20,892	35,059	180,412

OTHER INCOME	3,282	3,138	785	10,848	3,014

INCOME BEFORE INCOME TAXES	2,231	20,850	21,677	45,907	183,426

PROVISION (BENEFIT) FOR INCOME TAXES	(12,040)	1,054	(1,138)	(9,828)	12,575

NET INCOME	$14,271	$19,796	$22,815	$55,735	$170,851

EARNINGS PER SHARE:
Basic	$0.25	$0.34	$0.40	$0.97	$2.96
Diluted	$0.25	$0.34	$0.40	$0.97	$2.93

SHARES USED IN PER-SHARE CALCULATION:
Basic	56,937	57,383	57,094	57,195	57,801
Diluted	57,272	57,741	57,535	57,622	58,371

SUPPLEMENTAL INFORMATION:	Three Months Ended			Twelve Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Stock-based compensation expenses included in:
Cost of revenues	$499	$446	$405	$1,692	$1,132
Research and development	2,947	2,895	2,716	10,939	10,428
Sales and marketing	1,827	1,787	1,643	6,888	6,035
General and administrative	2,230	1,777	1,890	9,009	4,769
Total stock-based compensation expense	$7,503	$6,905	$6,654	$28,528	$22,364

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$482	$482	$482	$1,928	$1,928

	Three Months Ended			Twelve Months Ended
REVENUE MIX BY END MARKET	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Communications	27%	32%	23%	29%	21%
Computer	9%	10%	12%	12%	10%
Consumer	29%	26%	26%	27%	33%
Industrial	35%	32%	39%	32%	36%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$46,208	$65,945	$67,354	$228,956	$366,907
GAAP gross margin	51.6%	52.5%	54.0%	51.5%	56.3%

Stock-based compensation included in cost of revenues	499	446	405	1,692	1,132
Amortization of acquisition-related intangible assets	482	482	482	1,928	1,928

Non-GAAP gross profit	$47,189	$66,873	$68,241	$232,576	$369,967
Non-GAAP gross margin	52.7%	53.3%	54.7%	52.3%	56.8%

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF OPERATING EXPENSES	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
GAAP operating expenses	$47,259	$48,233	$46,462	$193,897	$186,495

Less: Stock-based compensation expense included in operating expenses
Research and development	2,947	2,895	2,716	10,939	10,428
Sales and marketing	1,827	1,787	1,643	6,888	6,035
General and administrative	2,230	1,777	1,890	9,009	4,769
Total	7,004	6,459	6,249	26,836	21,232

Amortization of acquisition-related intangible assets	-	-	-	-	241
Other operating expenses, net	-	-	-	-	1,130

Non-GAAP operating expenses	$40,255	$41,774	$40,213	$167,061	$163,892

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
GAAP income (loss) from operations	$(1,051)	$17,712	$20,892	$35,059	$180,412
GAAP operating margin	-1.2%	14.1%	16.7%	7.9%	27.7%

Add: Total stock-based compensation	7,503	6,905	6,654	28,528	22,364
Amortization of acquisition-related intangible assets	482	482	482	1,928	2,169
Other operating expenses, net	-	-	-	-	1,130

Non-GAAP income from operations	$6,934	$25,099	$28,028	$65,515	$206,075
Non-GAAP operating margin	7.7%	20.0%	22.5%	14.7%	31.6%

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
GAAP provision (benefit) for income taxes	$(12,040)	$1,054	$(1,138)	$(9,828)	$12,575
GAAP effective tax rate	-539.7%	5.1%	-5.2%	-21.4%	6.9%

Tax effect of adjustments to GAAP results	(9,556)	(580)	(2,085)	(11,653)	(4,582)

Non-GAAP provision (benefit) for income taxes	$(2,484)	$1,634	$947	$1,825	$17,157
Non-GAAP effective tax rate	-24.3%	5.8%	3.3%	2.4%	8.2%

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
GAAP net income	$14,271	$19,796	$22,815	$55,735	$170,851

Adjustments to GAAP net income
Stock-based compensation	7,503	6,905	6,654	28,528	22,364
Amortization of acquisition-related intangible assets	482	482	482	1,928	2,169
Other operating expenses, net	-	-	-	-	1,130
Tax effect of items excluded from non-GAAP results	(9,556)	(580)	(2,085)	(11,653)	(4,582)

Non-GAAP net income	$12,700	$26,603	$27,866	$74,538	$191,932

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	57,272	57,741	57,535	57,622	58,371

Non-GAAP net income per share (diluted)	$0.22	$0.46	$0.48	$1.29	$3.29

GAAP net income per share (diluted)	$0.25	$0.34	$0.40	$0.97	$2.93

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2023	September 30, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$63,929	$94,743	$105,372
Short-term marketable securities	247,640	261,896	248,441
Accounts receivable, net	14,674	28,539	20,836
Inventories	163,164	150,246	135,420
Prepaid expenses and other current assets	22,193	20,692	15,004
Total current assets	511,600	556,116	525,073

PROPERTY AND EQUIPMENT, net	164,213	166,391	176,681
INTANGIBLE ASSETS, net	4,424	4,967	6,597
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	28,325	28,943	19,034
OTHER ASSETS	19,457	17,224	20,862
Total assets	$819,868	$865,490	$840,096

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$26,390	$28,553	$30,088
Accrued payroll and related expenses	13,551	13,778	14,778
Taxes payable	1,016	774	938
Other accrued liabilities	7,910	10,316	12,572
Total current liabilities	48,867	53,421	58,376

LONG-TERM LIABILITIES:
Income taxes payable	6,244	16,724	15,757
Other liabilities	12,516	10,288	10,747
Total liabilities	67,627	80,433	84,880

STOCKHOLDERS' EQUITY:
Common stock	23	23	24
Additional paid-in capital	-	19,429	-
Accumulated other comprehensive loss	(1,462)	(5,730)	(7,344)
Retained earnings	753,680	771,335	762,536
Total stockholders' equity	752,241	785,057	755,216
Total liabilities and stockholders' equity	$819,868	$865,490	$840,096

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,271	$19,796	$22,815	$55,735	$170,851
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,887	8,663	8,875	35,203	34,930
Amortization of intangible assets	543	544	544	2,173	2,415
Loss on disposal of property and equipment	14	64	209	100	1,371
Stock-based compensation expense	7,503	6,905	6,654	28,528	22,364
Amortization of premium (accretion of discount) on marketable securities	(497)	(273)	654	(351)	3,292
Deferred income taxes	705	(7,170)	4,824	(9,247)	(2,566)
Increase (decrease) in accounts receivable allowance for credit losses	-	-	-	(454)	690
Change in operating assets and liabilities:
Accounts receivable	13,865	3,538	(4,761)	6,616	19,867
Inventories	(12,918)	(505)	(15,328)	(27,744)	(36,154)
Prepaid expenses and other assets	(346)	6,404	(1,085)	(1,183)	7,343
Accounts payable	(2,553)	(11,695)	2,038	(5,435)	(3,836)
Taxes payable and other accrued liabilities	(13,207)	455	(1,341)	(18,182)	(5,224)
Net cash provided by operating activities	16,267	26,726	24,098	65,759	215,343

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(6,143)	(7,530)	(5,767)	(20,884)	(39,211)
Proceeds from sale of property and equipment	-	-	-	-	1,202
Purchases of marketable securities	(18,196)	(62,205)	(28,576)	(191,211)	(55,820)
Proceeds from sales and maturities of marketable securities	36,045	63,256	11,151	197,942	172,165
Net cash provided by (used in) investing activities	11,706	(6,479)	(23,192)	(14,153)	78,336

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	3,139	-	6,237	6,162
Repurchase of common stock	(47,444)	(1,835)	(18,745)	(55,278)	(311,094)
Payments of dividends to stockholders	(11,343)	(10,904)	(10,263)	(44,008)	(41,492)
Net cash used in financing activities	(58,787)	(9,600)	(29,008)	(93,049)	(346,424)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,814)	10,647	(28,102)	(41,443)	(52,745)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	94,743	84,096	133,474	105,372	158,117

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$63,929	$94,743	$105,372	$63,929	$105,372

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com